NICOR Inc.
                                                                Form S-8
                                                                Exhibit 24.01






                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Birdsall, Inc. Retirement Savings Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.



                                               ROBERT M. BEAVERS, JR.
                                               Robert M. Beavers, Jr.






                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Birdsall, Inc. Retirement Savings Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.



                                              BRUCE P. BICKNER
                                              Bruce P. Bickner





                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Birdsall, Inc. Retirement Savings Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.



                                               JOHN H. BIRDSALL, III
                                               John H. Birdsall, III





                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Birdsall, Inc. Retirement Savings Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.



                                              W. H. CLARK
                                              W. H. Clark




                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Birdsall, Inc. Retirement Savings Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.



                                              JOHN E. JONES
                                              John E. Jones




                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Birdsall, Inc. Retirement Savings Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.



                                               DENNIS J. KELLER
                                               Dennis J. Keller




                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Birdsall, Inc. Retirement Savings Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.



                                               CHARLES S. LOCKE
                                               Charles S. Locke




                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Birdsall, Inc. Retirement Savings Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.



                                              SIDNEY R. PETERSEN
                                              Sidney R. Petersen




                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Birdsall, Inc. Retirement Savings Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.



                                               DANIEL R. TOLL
                                               Daniel R. Toll




                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Birdsall, Inc. Retirement Savings Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 4th day of June, 1997.



                                       PATRICIA A. WIER
                                       Patricia A. Wier